VIRTUS Ceredex Large-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—96.5%
Communication Services—2.6%
Verizon Communications, Inc.	530,133	$ 27,005
Consumer Discretionary—3.5%
Advance Auto Parts, Inc.	74,758	15,472
BorgWarner, Inc.	275,428	10,714
Toll Brothers, Inc.	218,652	10,281
		36,467

Consumer Staples—1.1%
Coca-Cola Europacific Partners plc	229,960	11,179
Energy—1.0%
Baker Hughes Co.	289,901	10,555
Financials—15.5%
Bank of America Corp.	651,070	26,837
Capital One Financial Corp.	155,335	20,394
Hartford Financial Services Group, Inc. (The)	181,549	13,037
JPMorgan Chase & Co.	268,288	36,573
Progressive Corp. (The)	89,988	10,258
Synchrony Financial	580,785	20,217
Willis Towers Watson plc	143,084	33,799
		161,115

Health Care—15.6%
Agilent Technologies, Inc.	231,161	30,590
Baxter International, Inc.	401,087	31,100
DENTSPLY SIRONA, Inc.	594,446	29,259
Humana, Inc.	75,220	32,733
Zimmer Biomet Holdings, Inc.	299,706	38,332
		162,014

Industrials—22.2%
Dover Corp.	185,705	29,137
Emerson Electric Co.	259,557	25,450
General Electric Co.	217,523	19,903
Honeywell International, Inc.	186,173	36,226
	Shares	Value

Industrials—continued
IDEX Corp.	118,927	$ 22,802
Ingersoll Rand, Inc.	317,893	16,006
Parker-Hannifin Corp.	91,895	26,076
Rockwell Automation, Inc.	59,183	16,573
Stanley Black & Decker, Inc.	196,620	27,485
Vertiv Holdings Co.	783,263	10,966
		230,624

Information Technology—12.7%
Global Payments, Inc.	264,146	36,146
KLA Corp.	83,313	30,498
Motorola Solutions, Inc.	138,559	33,559
NXP Semiconductors N.V.	173,267	32,068
		132,271

Materials—15.8%
Avery Dennison Corp.	157,359	27,376
Eastman Chemical Co.	237,439	26,607
Ecolab, Inc.	148,489	26,217
International Flavors & Fragrances, Inc.	122,223	16,052
PPG Industries, Inc.	261,907	34,328
Vulcan Materials Co.	184,479	33,889
		164,469

Real Estate—5.3%
Crown Castle International Corp.	212,381	39,205
Extra Space Storage, Inc.	78,943	16,231
		55,436

Utilities—1.2%
CenterPoint Energy, Inc.	423,884	12,988
Total Common Stocks (Identified Cost $953,483)		1,004,123

Total Long-Term Investments—96.5% (Identified Cost $953,483)		1,004,123

	Shares	Value

Short-Term Investment—3.1%
Money Market Mutual Fund—3.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.194%)(1)	31,761,254	$ 31,761
Total Short-Term Investment (Identified Cost $31,761)		31,761

TOTAL INVESTMENTS—99.6% (Identified Cost $985,244)		$1,035,884
Other assets and liabilities, net—0.4%		4,234
NET ASSETS—100.0%		$1,040,118

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	93%
Ireland	3
Netherlands	3
United Kingdom	1
Total	100%
† % of total investments as of March 31, 2022.
The following table summarizes the market value of the Fund’s investments as of March 31, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,004,123	$1,004,123
Money Market Mutual Fund	31,761	31,761
Total Investments	$1,035,884	$1,035,884
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2022.
There were no transfers into or out of Level 3 related to securities held at March 31, 2022.
See Notes to Schedule of Investments

VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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